Exhibit 99.1

AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 31, 2006 is entered into by and among Hancock Fabrics, Inc., a Delaware corporation (“Parent”), HF Merchandising, Inc., a Delaware corporation (“Merchandising”), Hancock Fabrics of MI, Inc., a Delaware corporation (“Fabrics MI”), hancockfabrics.com, Inc., a Delaware corporation (“Fabrics.com”), Hancock Fabrics, LLC, a Delaware limited liability company (“Fabrics LLC”, and together with Parent, Merchandising, Fabrics MI and Fabrics.com, each individually a “Borrower” and collectively, “Borrowers”), HF Enterprises, Inc., a Delaware corporation (“Enterprises”), HF Resources, Inc., a Delaware corporation (“Resources”, and together with Enterprises, each individually a “Guarantor” and collectively, “Guarantors”), the financial institutions from time to time party to the Loan Agreement (as hereinafter defined) as lenders (each individually, a “Lender” and collectively, “Lenders”), and Wachovia Bank, National Association, a national banking association, as agent for Lenders (in such capacity, “Agent”).

W I T N E S S E T H

WHEREAS, Agent and Lenders have entered into financing arrangements with Borrowers and Guarantors pursuant to which Agent and Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated June 29, 2005, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of July 26, 2005, Amendment No. 2 to Loan and Security Agreement, dated as of December 31, 2005, Amendment No. 3 to Loan and Security Agreement, dated as of April 25, 2006, and Amendment No. 4 to Loan and Security Agreement, dated as of June 14, 2006, by and among Agent, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supple-mented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, together with this Amendment (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

1.   Definitions.

(a)   Amendment to Definition of Applicable Margin. The proviso to the definition of Applicable Margin set forth in Section 1.7 of the Loan Agreement is hereby amended by (a) deleting “and” following clause (ii) of such proviso, and (b) inserting the following prior to the period at the end of such proviso:

“; and (iv) notwithstanding the foregoing, the Applicable Margin for the period from November 1, 2006 through and including February 28, 2007 shall be the amount set forth in Tier 3 above”.

(b)   Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement, unless otherwise defined herein.

2.   Letters of Credit. Section 2.2(b) of the Loan Agreement is hereby amended by adding the following sentence at the end of the proviso to such Section:

“Notwithstanding the foregoing, the applicable percentage for the period from November 1, 2006 through and including February 28, 2007 shall be the amount set forth in Tier 3 above.”

3.   Financial Statements and Other Information.

(a)   Section 9.6(a)(i) of the Loan Agreement is hereby amended by deleting the reference to “on or prior to October 31, 2006 with respect to the fiscal quarters ended on or about April 30, 2006 and July 31, 2006, and within forty-five (45) days after the end of each fiscal quarter thereafter,” and replacing it with the following:

“on or prior to February 28, 2007 with respect to the fiscal quarters ended on or about April 29, 2006, July 29, 2006 and October 28, 2006, and within forty-five (45) days after the end of each fiscal quarter thereafter,”.

(b)   Section 9.6(a)(ii) of the Loan Agreement is hereby amended by deleting the reference to “on or prior to October 31, 2006 with respect to the fiscal year ended on or about January 31, 2006, and within ninety (90) days after the end of each fiscal year thereafter,” and replacing it with the following:

“on or prior to December 31, 2006 with respect to the fiscal year ended on or about January 31, 2006, and within ninety (90) days after the end of each fiscal year thereafter,”.

4.   Retention of a Consultant. Without limiting any other rights or remedies of Agent and Lenders under the Loan Agreement or any of the other Financing Agreements: (a) on or before November 30, 2006, Borrowers shall engage and retain, at Borrowers’ cost and expense, a consultant acceptable to Agent (based on a list of acceptable consultants to be provided by Agent to Borrowers promptly following the date hereof) to evaluate and review each Borrower, its business, assets, operations and financial performance and such other matters as Agent shall request and perform such other services as Agent shall request, and (b) Borrowers shall cause such consultant to promptly prepare and deliver to Agent and Lenders, in form and substance satisfactory to Agent (on a commercially reasonable basis), a written report with respect to such evaluation and review as Agent on a commercially reasonable basis may specify to Borrowers or such consultant.

5.   Amendment Fee. In consideration of this Amendment, Borrowers shall pay to Agent (for the account of Lenders on a pro rata basis according to their respective Commitments) an amendment fee in the amount of $100,000, which shall be fully earned and due and payable on the date hereof and which may be charged directly to the loan account of any Borrower.

6.   Conditions Precedent. The effectiveness of the terms and provisions contained herein shall be subject to the following conditions precedent:

(a)   Agent shall have received this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and the Required Lenders; and

(b)   after giving effect to this Amendment, no Default or Event of Default shall exist or have occurred and be continuing on the date hereof.

7.   Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Financing Agreements, Borrowers and Guarantors hereby represent, warrant and covenant with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

(a)   This Amendment has been duly executed and delivered by Borrowers and Guarantors and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their respective terms.

(b)   after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

8.   Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement or the other Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified and confirmed by the parties hereto as of the effective date hereof. This Amendment represents the entire agreement and understanding concerning the subject matter hereof between the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of any conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

9.   Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York without regard to principals of conflicts of laws, but excluding any rule of law that would cause the application of the law of any jurisdiction other that the laws of the State of New York.

10.   Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

11.   Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or reasonably desirable to effectuate the provisions and purposes of this Amendment.

12.   Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier or other electronic method of transmission with the same force and effect as if it were a manually executed and delivered counterpart.

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IN WITNESS WHEREOF, the parties have caused these presents to be duly executed as of the day and year first above written.

BORROWERS

HANCOCK FABRICS, INC.

By: ___________________________

Title:__________________________

HF MERCHANDISING, INC.

By: ___________________________

Title:__________________________

HANCOCK FABRICS OF MI, INC.

By: ___________________________

Title:__________________________

HANCOCKFABRICS.COM, INC.

By: ___________________________

Title:__________________________

HANCOCK FABRICS, LLC

By: ___________________________

Title:__________________________

GUARANTORS

HF ENTERPRISES, INC.

By: ___________________________

Title:__________________________

HF RESOURCES, INC.

By: ___________________________

Title:__________________________

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AGENT AND LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By: ___________________________

Title:__________________________

THE CIT GROUP/BUSINESS CREDIT, INC.,

as a Lender

By: ___________________________

Title:__________________________

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By: ___________________________

Title:__________________________

WELLS FARGO RETAIL FINANCE, LLC,

as a Lender

By: ___________________________

Title:__________________________